PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

SUPPLEMENT DATED MAY 12, 2017 TO
THE STATUTORY PROSPECTUS FOR
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITYSM (FOR APPLICATIONS SIGNED ON OR AFTER AUGUST 1, 2013)
DATED MAY 1, 2017 (AS SUPPLEMENTED MAY 2, 2017)

This supplement updates information contained in the Statutory Prospectus for the variable annuity insurance contract referenced above. Please retain this supplement for future reference.

1.	THE CONTRACT

In the Principal Variable Annuity Exchange Offer (“exchange offer”) section, replace all paragraphs with the following:
As of May 1, 2017, there is no longer an exchange offer that allows you to exchange the Principal Variable Annuity (Flexible Variable Annuity) with the Principal Investment Plus Variable AnnuitySM.